Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Timothy A. Bonang, Vice President, Investor Relations
(617) 796-8222
www.cwhreit.com

CommonWealth REIT Announces Restructuring of Management Agreement with RMR and Significant Governance Enhancements

Further Aligning Interests of RMR with CWH Shareholders While Maintaining Low Cost Structure; Increasing Independence of CWH Board; Recommending Annual Election of All Trustees; Terminating “Poison Pill”

Arbitration Panel Dismisses Corvex/Related Claims for Damages Against CWH Trustees

Newton, MA (September 23, 2013): CommonWealth REIT (NYSE: CWH) today announced the restructuring of its management agreement with Reit Management & Research LLC (RMR) and several significant governance enhancements.

Restructuring of Management Agreement with RMR.

CWH and RMR have agreed to restructure their business management agreement as follows:

•                  The base business management fees paid by CWH to RMR, which are included in CWH’s “G&A” expenses, are currently calculated at the annual rate of approximately 0.5% of the gross historical cost of CWH’s real estate assets. Beginning in 2014, these fees will be calculated on the basis of the lower of: (i) gross historical cost of CWH’s real estate assets or (ii) CWH’s total market capitalization. Market capitalization will include the market value of CWH’s common shares, plus the liquidation preference of preferred shares and the principal amount of debt. The market value of CWH’s common shares will be calculated based on the average shares outstanding multiplied by the average closing share price during the period in which the fees are earned. Accordingly, CWH’s fees paid to RMR may decline when the market value of CWH’s common shares declines.

•                  All of the base business management fees currently paid by CWH to RMR are paid in cash. Beginning in 2014, 10% of the base business management fees will be paid in common shares of CWH. The amount of CWH common shares granted as part of the base business management fee will be calculated based on the average closing share price during the period in which the fees are earned. Accordingly, RMR’s common share ownership of CWH is expected to increase over time.

•                  Annual incentive fees payable by CWH to RMR included in CWH’s “G&A” expenses are currently calculated based upon increases in funds from operations (FFO) per share and are paid in common shares of CWH which vest immediately. Beginning in 2014, the incentive fees which may be earned by RMR will be calculated based upon total returns realized by CWH common shareholders (i.e., share price appreciation plus dividends) in excess of benchmarks. The benchmarks will be set by the Compensation Committee of CWH’s Board (which is comprised solely of Independent Trustees) and will be disclosed in CWH’s annual meeting proxy statements. Incentive fees will be paid in common shares of CWH which will vest over a multiyear period and will be subject to a “claw back” in the event of certain material restatements of financial results. Accordingly, the incentive fees payable to RMR are expected to have a direct relationship to total returns realized by CWH common shareholders.

Changing Board of Trustees.

The CWH Board of Trustees intends to increase the size of the CWH Board from its current five members and to increase the ratio of Independent Trustees to total Trustees from the current 60% to at least 75%. The Nominating & Governance Committee of CWH’s Board (which is comprised solely of Independent Trustees) has retained the services of the executive search firm Korn / Ferry International to help identify potential Independent Trustee candidates. The CWH Board also anticipates that the Independent Trustees of the expanded Board will designate a Lead Independent Trustee soon after the new Trustees join the Board.

Recommending Annual Election of All Trustees.

The CWH Board of Trustees has determined to recommend to shareholders that CWH’s Declaration of Trust be amended to permit the annual election of all Trustees. CWH’s Trustees currently serve staggered, three year terms. The proposed amendment to CWH’s Declaration of Trust will be presented to CWH’s shareholders at CWH’s next annual shareholders’ meeting following resolution of the pending disputes with Corvex Management LP, Related Fund Management, LLC and certain of their affiliates (“Corvex/Related”). If this amendment is approved by CWH’s shareholders, all Trustees will thereafter be elected for one year terms.

Terminating “Poison Pill”.

The CWH Board of Trustees has determined to accelerate the expiration of CWH’s shareholders’ rights plan (the “poison pill”), which currently expires on October 17, 2014, to a date soon after resolution of the pending disputes with Corvex/Related.

Arbitration Panel Dismisses Corvex/Related Claims for Damages Against CWH Trustees.

Among the various claims asserted by Corvex/Related in the pending arbitration proceedings were claims for money damages against CWH’s Trustees for breaches of fiduciary duty by employing RMR. After the expert reports were exchanged which evaluated the quality and costs of RMR’s historical services to CWH, and at the request of Corvex/Related, the Arbitration Panel ordered that these claims be dismissed with prejudice. An evidentiary hearing before the Arbitration Panel regarding remaining matters currently in the dispute between Corvex/Related and CWH is scheduled to begin on October 7, 2013.

Other Matters.

In order to implement certain changes announced today and to provide shareholders additional time to consider these matters, and considering the current schedule of the Corvex/Related arbitration proceedings, the CWH Board has amended CWH’s Bylaws so that the 30 day period during which qualified shareholders may present Trustee nominations and proposals of other business for consideration at CWH’s 2014 Annual Meeting will now commence on December 11, 2013 and will end at 5:00 p.m. (Eastern Time) on January 10, 2014 (rather than commencing on September 28, 2013 and ending on October 28, 2013, as previously required).

CWH’s Independent Trustees issued the following joint statement regarding today’s announcements:

“During the past several weeks, the Board and management of CWH have had numerous conversations with shareholders. Historically, CWH’s Board and management have focused on providing high quality management services to CWH at or below average costs. Nonetheless, a persistent theme of our recent conversations with shareholders has been that CWH should further align RMR’s financial incentives with the returns realized by shareholders and enhance its governance. The changes announced today are intended to address these concerns, while allowing CWH shareholders to continue receiving high quality management services at or below average costs.”

“None of the changes announced today affect the business plan that CWH has been implementing over the last several years, which includes focusing the Company’s portfolio towards high quality office buildings in central business district (CBD) locations and divesting non-core suburban properties. The Board and management continue to execute this business plan and believe it will result in enhanced value for all CWH shareholders.”

CommonWealth REIT is a real estate investment trust (REIT) that primarily owns office properties located throughout the United States. CWH is headquartered in Newton, MA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER CWH USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, CWH IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON CWH’S PRESENT INTENT, BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS PRESS RELEASE STATES THAT FUTURE INCENTIVE FEES PAYABLE TO RMR ARE EXPECTED TO HAVE A DIRECT RELATIONSHIP TO TOTAL RETURNS REALIZED BY CWH

COMMON SHAREHOLDERS. AN IMPLICATION OF THIS STATEMENT MAY BE THAT SHAREHOLDERS WILL RECEIVE INCREASED TOTAL RETURNS. IN FACT, FUTURE TOTAL RETURNS REALIZED BY SHAREHOLDERS WILL BE IMPACTED BY MANY FACTORS, INCLUDING SOME BEYOND CWH’S AND RMR’S CONTROL. FOR EXAMPLE, THE TOTAL RETURNS REALIZED BY SHAREHOLDERS ARE DEPENDENT UPON THE CHANGES IN THE TRADING PRICE OF CWH SHARES WHICH MAY REFLECT CHANGES IN INTEREST RATES, THE EXPECTATION OF FUTURE INTEREST RATE CHANGES OR OTHER GENERAL MARKET CONDITIONS. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE CHANGES IN THE METHOD OF CALCULATING THE INCENTIVE FEES PAID BY CWH TO RMR WILL INCREASE THE TOTAL RETURNS REALIZED BY CWH COMMON SHAREHOLDERS.

•                  THIS PRESS RELEASE IMPLIES THAT CWH’S HISTORICAL AND FUTURE G&A COSTS HAVE BEEN, AND WILL BE, AT OR BELOW THE AVERAGE OF SUCH COSTS AMONG ITS PEER GROUP. CALCULATING THE RELATIVE COSTS OF G&A SERVICES CAN BE DONE IN MANY DIFFERENT WAYS; FOR EXAMPLE, IN ACTUAL DOLLAR AMOUNTS, AS A PERCENTAGE OF ASSETS VALUED AT COST OR BOOK VALUES, AS A PERCENTAGE OF BOOK OR MARKET EQUITY VALUES, AS A PERCENTAGE OF REVENUES, OR OTHERWISE. CWH BELIEVES THAT ITS STATEMENTS ARE BASED UPON CUSTOMARY CALCULATIONS USED IN THE REIT INDUSTRY TO COMPARE G&A COSTS BASED ON FINANCIAL STATEMENT METRICS. HOWEVER, DEPENDING UPON HOW RELATIVE G&A COSTS ARE CALCULATED, IT MAY BE POSSIBLE TO ARGUE THAT CWH’S HISTORICAL AND FUTURE G&A COSTS ARE NOT, AND WILL NOT BE, AT OR BELOW AVERAGE.

•                  THIS PRESS RELEASE STATES THAT THE CWH BOARD OF TRUSTEES PLANS TO INCREASE THE SIZE OF THE BOARD AND TO INCREASE THE RATIO OF INDEPENDENT TRUSTEES TO TOTAL TRUSTEES FROM THE CURRENT 60% TO AT LEAST 75%. BECAUSE OF THE UNCERTAINTIES CREATED BY THE EFFORTS OF CORVEX/RELATED TO REMOVE THE ENTIRE CWH BOARD AND THE ASSOCIATED LITIGATION AND ARBITRATION IN WHICH THE CWH TRUSTEES ARE NOW ENGAGED, CHANGES IN THE CURRENT BOARD MAY NOT BE POSSIBLE OR PRACTICAL UNTIL RESOLUTION OF THE PENDING DISPUTES WITH CORVEX/RELATED. AS A RESULT, IT MAY TAKE A PROLONGED PERIOD OF TIME TO IMPLEMENT SOME OR ALL OF THESE CHANGES TO THE CWH BOARD.

•                  THIS PRESS RELEASE STATES THAT, AFTER THE RESOLUTION OF THE PENDING DISPUTES WITH CORVEX/RELATED, CWH’S BOARD HAS DETERMINED TO RECOMMEND TO SHAREHOLDERS THAT CWH’S DECLARATION OF TRUST BE AMENDED TO PROVIDE THAT ALL TRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS. THIS AMENDMENT MAY NOT BE APPROVED BY CWH’S SHAREHOLDERS. ALSO, ALTHOUGH CWH’S BOARD HAS NO CURRENT INTENTION TO DO SO, CWH’S BOARD MAY DETERMINE IN THE FUTURE NOT TO PROCEED WITH A PROPOSAL TO SHAREHOLDERS TO PROVIDE THAT ALL TRUSTEES BE ELECTED TO SERVE FOR ONE YEAR TERMS.

•                  THIS PRESS RELEASE STATES THAT CWH’S BOARD INTENDS TO ACCELERATE THE EXPIRATION OF CWH’S SHAREHOLDERS’ RIGHTS PLAN (THE “POISON PILL”) AFTER THE RESOLUTION OF THE PENDING DISPUTES WITH CORVEX/RELATED. UNDER APPLICABLE LAW, THE CWH BOARD HAS THE POWER TO CREATE, AMEND, EXTEND OR TERMINATE A SHAREHOLDERS’ RIGHTS PLAN. ALTHOUGH CWH’S BOARD HAS NO CURRENT INTENTION TO DO SO, CWH’S BOARD MAY DETERMINE IN THE FUTURE NOT TO ACCELERATE THE EXPIRATION OF THE PLAN OR TO ADOPT A NEW SHAREHOLDERS’ RIGHTS PLAN AFTER THE CURRENT PLAN EXPIRES.

•                  THIS PRESS RELEASE STATES THAT AFTER THE EXPERT REPORTS WERE EXCHANGED WHICH EVALUATED THE QUALITY AND COSTS OF THE RMR SERVICES TO CWH, AND AT THE REQUEST OF CORVEX/RELATED, THE ARBITRATION PANEL HEARING THE DISPUTES BETWEEN CORVEX/RELATED AND CWH’S TRUSTEES ORDERED CLAIMS BY CORVEX/RELATED FOR MONEY DAMAGES FOR BREACHES OF FIDUCIARY DUTY AGAINST CWH’S TRUSTEES BE DISMISSED WITH PREJUDICE. AN IMPLICATION OF THESE STATEMENTS MAY BE THAT OTHER CLAIMS IN THE PENDING ARBITRATION WILL BE DECIDED IN FAVOR OF CWH AND THE CWH TRUSTEES. DISCOVERY AND OTHER ACTIVITIES DURING LITIGATION AND ARBITRATION PROCEEDINGS SOMETIMES PRODUCE UNEXPECTED RESULTS. CWH CANNOT PROVIDE ANY ASSURANCES REGARDING THE OUTCOME OF THE PENDING ARBITRATION PROCEEDINGS. ALSO, OTHER SHAREHOLDERS HAVE BROUGHT LITIGATION AGAINST THE CWH TRUSTEES, WHICH LITIGATION REMAINS PENDING IN SEVERAL COURTS AND IN ARBITRATION PROCEEDINGS; CWH CAN PROVIDE NO ASSURANCES REGARDING THE OUTCOME OF THESE OTHER SIMILAR LITIGATIONS AND ARBITRATIONS.

•                  THIS PRESS RELEASE STATES THAT THE CWH BOARD AND MANAGEMENT ARE CONTINUING TO IMPLEMENT THE BUSINESS PLAN OF FOCUSING THE COMPANY’S PORTFOLIO TOWARD HIGH QUALITY OFFICE BUILDINGS IN CENTRAL BUSINESS DISTRICT LOCATIONS AND DIVESTING NON-CORE SUBURBAN PROPERTIES, AND THAT THE CWH BOARD AND MANAGEMENT BELIEVE THIS BUSINESS PLAN WILL RESULT IN ENHANCED VALUE FOR ALL CWH SHAREHOLDERS. THE SUCCESS OF CWH’S BUSINESS PLAN DEPENDS UPON MANY FACTORS, INCLUDING SOME FACTORS BEYOND CWH’S CONTROL. CWH’S ABILITY TO ACQUIRE PROPERTIES IN CENTRAL BUSINESS DISTRICT LOCATIONS DEPENDS UPON CWH’S ABILITY TO LOCATE SUCH PROPERTIES WHICH MAY BE AVAILABLE FOR SALE, TO NEGOTIATE ACCEPTABLE PURCHASE PRICES AND FINANCING TERMS; CWH’S ABILITY TO DIVEST NON-CORE SUBURBAN PROPERTIES DEPENDS UPON CWH’S ABILITY TO IDENTIFY BUYERS FOR SUCH PROPERTIES ON ACCEPTABLE TERMS; AND THE BUYING AND SELLING OF PROPERTIES NECESSARY TO IMPLEMENT CWH’S BUSINESS PLAN DEPENDS UPON ACTIONS BY THIRD PARTY SELLERS AND BUYERS WHO ARE BEYOND CWH’S CONTROL. ALSO, THE VALUE REALIZED BY CWH SHAREHOLDERS WILL DEPEND UPON OTHER FACTORS IN ADDITION TO THE SUCCESSFUL IMPLEMENTATION OF CWH’S BUSINESS PLAN, INCLUDING MARKET CONDITIONS AFFECTING ALL REITS, SUCH AS MARKET EXPECTATIONS FOR INTEREST RATE CHANGES. ACCORDINGLY, CWH CAN PROVIDE NO ASSURANCE THAT IT WILL BE ABLE TO SUCCESSFULLY IMPLEMENT ITS BUSINESS PLAN OR THAT DOING SO WILL ENHANCE SHAREHOLDER VALUE.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

EXCEPT AS REQUIRED BY LAW, CWH DOES NOT INTEND TO UNDERTAKE ANY OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENT IN THIS PRESS RELEASE AS A RESULT OF FUTURE EVENTS, NEW INFORMATION WHICH MAY COME TO CWH’S ATTENTION OR OTHERWISE.

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